Exhibit 24


                                POWER OF ATTORNEY

              Annual Report on Form 10-K for the Fiscal Year Ended
                                December 31, 2003


The undersigned directors of the following companies (each respectively the "Company")

         Company                                      State of Incorporation

  AEP Generating Company                                     Ohio
  Appalachian Power Company                                Virginia
  AEP Texas Central Company                                 Texas
  AEP Texas North Company                                   Texas
  Columbus Southern Power Company                            Ohio
  Kentucky Power Company                                   Kentucky
  Ohio Power Company                                         Ohio
  Public Service Company of Oklahoma                       Oklahoma
  Southwestern Electric Power Company                      Delaware

do hereby constitute and appoint MICHAEL G. MORRIS, STEPHEN P. SMITH and SUSAN TOMASKY, and each of them, their attorneys-in-fact and agents, to execute for them, and in their names, and in any and all of their capacities, the Annual Report of the Company on Form 10-K, pursuant to Section 13 of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2003, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing required or necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents this 28th day of January, 2004.


   /s/ Jeffrey D. Cross                       /s/ Armando A. Pena
-----------------------------              ----------------------
Jeffrey D. Cross                           Armando A. Pena


   /s/ Henry W. Fayne                         /s/ Robert P. Powers
-----------------------------              -----------------------
Henry W. Fayne                             Robert P. Powers


   /s/ Thomas M. Hagan                        /s/ Thomas V. Shockley, III
-----------------------------              ------------------------------
Thomas M. Hagan                            Thomas V. Shockley, III


   /s/ Michael G. Morris                      /s/ Susan Tomasky
-----------------------------              --------------------
Michael G. Morris                          Susan Tomasky